RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE EMERGING MARKETS FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                        AFFIRMATIVE                WITHHOLD

    Kathleen Blatz                     321,819,777.68            9,883,633.63

    Arne H. Carlson                    321,055,359.92           10,648,051.39

    Patricia M. Flynn                  322,155,429.72            9,547,981.59

    Anne P. Jones                      321,123,296.05           10,580,115.26

    Jeffrey Laikind                    321,394,586.05           10,308,825.26

    Stephen R. Lewis, Jr.              322,429,867.82            9,273,543.49

    Catherine James Paglia             321,838,069.51            9,865,341.80

    Vikki L. Pryor                     322,053,107.51            9,650,303.80

    Alan K. Simpson                    320,201,088.60           11,502,322.71

    Alison Taunton-Rigby               322,379,022.01            9,324,389.30

    William F. Truscott                321,715,710.07            9,987,701.24


AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES

       314,948,435.81      11,437,413.01      5,229,189.57          88,372.92

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       317,458,545.75       8,793,981.26      5,362,511.38          88,372.92

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND THREADNEEDLE
INTERNATIONAL LIMITED

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       317,066,950.64       8,296,246.55      6,251,841.20          88,372.92

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       315,601,540.97      10,488,939.34      5,524,558.08          88,372.92

TEN PERCENT LIMITATION IN SINGLE ISSUER

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       314,667,943.59      11,141,675.79      5,805,419.01          88,372.92

LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       313,088,394.53      12,928,307.10      5,598,336.76          88,372.92

BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       314,739,305.49      11,675,009.54      5,200,723.36          88,372.92

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE GLOBAL BALANCED FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION


         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
        75,442,510.93       2,361,916.01      2,483,701.04              61.10


ELECTION OF BOARD MEMBERS

                                         AFFIRMATIVE                WITHHOLD
    Kathleen Blatz                      75,764,873.48            4,523,315.60

    Arne H. Carlson                     75,592,658.12            4,695,530.96

    Patricia M. Flynn                   75,804,429.07            4,483,760.01

    Anne P. Jones                       75,784,618.02            4,503,571.06

    Jeffrey Laikind                     75,747,937.98            4,540,251.10

    Stephen R. Lewis, Jr.               75,859,510.21            4,428,678.87

    Catherine James Paglia              75,762,911.02            4,525,278.06

    Vikki L. Pryor                      75,797,276.10            4,490,912.98

    Alan K. Simpson                     75,586,763.60            4,701,425.48

    Alison Taunton-Rigby                75,753,829.28            4,534,359.80

    William F. Truscott                 75,666,009.58            4,622,179.50

APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
        75,469,195.82       2,574,869.34      2,244,062.82              61.10

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
        76,135,565.84       2,173,944.39      1,978,617.75              61.10

APPROVE A SUBADVISORY AGREEMENT WITH THREADNEEDLE INTERNATIONAL LIMITED

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
        75,638,126.84       2,151,583.91      2,498,417.23              61.10

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE GLOBAL BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                        AFFIRMATIVE                WITHHOLD
    Kathleen Blatz                     438,823,691.59           10,815,213.14

    Arne H. Carlson                    437,585,032.07           12,053,872.66

    Patricia M. Flynn                  439,172,288.09           10,466,616.64

    Anne P. Jones                      437,934,038.27           11,704,866.46

    Jeffrey Laikind                    438,148,818.62           11,490,086.11

    Stephen R. Lewis, Jr.              439,054,967.34           10,583,937.39

    Catherine James Paglia             439,010,923.36           10,627,981.37

    Vikki L. Pryor                     439,044,318.14           10,594,586.59

    Alan K. Simpson                    437,309,081.45           12,329,823.28

    Alison Taunton-Rigby               439,188,909.88           10,449,994.85

    William F. Truscott                438,857,333.57           10,781,571.16


AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       430,020,947.94      11,498,654.09      7,971,170.94        148,131.76

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       431,614,747.42       9,018,314.53      8,857,711.02        148,131.76

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

TEN PERCENT LIMITATION IN SINGLE ISSUER

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       430,833,604.32      10,478,494.76      8,178,673.89        148,131.76

LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       427,762,090.30      13,343,673.08      8,385,009.59        148,131.76

BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       429,274,922.03      12,229,760.84      7,986,090.10        148,131.76

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE GLOBAL EQUITY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                        AFFIRMATIVE                WITHHOLD
    Kathleen Blatz                     432,528,927.03           15,265,356.99

    Arne H. Carlson                    431,508,807.28           16,285,476.74

    Patricia M. Flynn                  432,828,130.70           14,966,153.32

    Anne P. Jones                      432,426,670.65           15,367,613.37

    Jeffrey Laikind                    432,515,182.91           15,279,101.11

    Stephen R. Lewis, Jr.              432,878,070.43           14,916,213.59

    Catherine James Paglia             432,952,951.51           14,841,332.51

    Vikki L. Pryor                     433,246,512.97           14,547,771.05

    Alan K. Simpson                    430,940,047.35           16,854,236.67

    Alison Taunton-Rigby               433,084,025.05           14,710,258.97

    William F. Truscott                433,042,838.68           14,751,445.34

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       424,842,117.53      13,015,115.54      9,846,771.14          90,279.81

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       427,402,508.12       9,907,473.09     10,394,023.00          90,279.81

APPROVE A SUBADVISORY AGREEMENT BETWEEN RIVERSOURCE INVESTMENTS AND THREADNEEDLE
INTERNATIONAL LIMITED

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       427,135,306.34      10,560,563.50     10,008,134.37          90,279.81

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       427,291,767.27      10,388,571.80     10,023,665.14          90,279.81

TEN PERCENT LIMITATION IN SINGLE ISSUER

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       425,971,176.19      11,537,913.00     10,194,915.02          90,279.81

LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       424,924,497.10      13,086,348.67      9,693,158.44          90,279.81

BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       425,718,610.65      12,657,150.53      9,328,243.03          90,279.81

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE GLOBAL TECHNOLOGY FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS
                                        AFFIRMATIVE                WITHHOLD
    Kathleen Blatz                     119,266,453.16            3,639,988.73

    Arne H. Carlson                    118,959,628.66            3,946,813.23

    Patricia M. Flynn                  119,332,435.11            3,574,006.78

    Anne P. Jones                      118,825,797.32            4,080,644.57

    Jeffrey Laikind                    119,129,361.12            3,777,080.77

    Stephen R. Lewis, Jr.              119,485,384.92            3,421,056.97

    Catherine James Paglia             119,082,811.91            3,823,629.98

    Vikki L. Pryor                     119,236,366.91            3,670,074.98

    Alan K. Simpson                    118,560,959.50            4,345,482.39

    Alison Taunton-Rigby               119,332,353.63            3,574,088.26

    William F. Truscott                119,203,170.60            3,703,271.29


AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM
ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       115,934,296.65       4,354,100.69      2,618,040.27               4.28

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE
INVESTMENTS, LLC

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       117,285,412.45       3,095,978.52      2,525,046.64               4.28

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

LENDING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       115,996,945.15       4,050,500.89      2,858,991.57               4.28

BORROWING

         AFFIRMATIVE          AGAINST            ABSTAIN       BROKER NON-VOTES
       116,353,705.54       3,798,482.96      2,754,249.11               4.28